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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2005

                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                  000-31149                  95-4040623
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)

6053 West Century Boulevard, 11th Floor
Los Angeles, California                               90045-6438
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (310) 342-5000


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02      Results of Operations and Financial Condition

On April 12, 2005, California Pizza Kitchen, Inc. issued a press release describing selected financial results of the Company for the quarter ended April 3, 2005. The Company increased earnings per share guidance for the first quarter of 2005 to $0.21 to $0.22 per fully diluted share. A copy of the Company's press release is attached hereto as Exhibit 99.1.


Section 9.0 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

(c)  Exhibits

  Exhibit                                Description
-----------          -----------------------------------------------------------

   99.1 Press Release dated April 12, 2005 titled: "California Pizza Kitchen Reports Preliminary First Quarter Results; Comparable Store Sales Increase 9.3%; Guidance Raised to $0.21 to $0.22 Per Fully Diluted Share."




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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 12, 2005                           California Pizza Kitchen, Inc.
                                         a Delaware corporation

                                         By: /s/ Richard L. Rosenfield
                                             -----------------------------------
                                             Richard L. Rosenfield
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, Co-President and
                                             Director

                                         By: /s/ Larry S. Flax
                                             -----------------------------------
                                             Larry S. Flax
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, Co-President and
                                             Director




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EXHIBIT INDEX


  Exhibit                                Description
-----------          -----------------------------------------------------------

   99.1 Press Release dated April 12, 2005 titled: "California Pizza Kitchen Reports Preliminary First Quarter Results; Comparable Store Sales Increase 9.3%; Guidance Raised to $0.21 to $0.22 Per Fully Diluted Share."